The MicroCap Conference

October 24, 2016

Presented by

Henry Silcock
Chief Technology Officer

Chuck Bristow
Chief Operating Officer

Forward Looking Statements

All statements in this presentation other than statements of historical facts are forward-looking statements which contain our current expectations about our future results. Forward-looking statements involve numerous risks and uncertainties. We have attempted to identify any forward-looking statements by using words such as "anticipates," "believes," "could," "expects," "intends," "may," "should" and other similar expressions. Although we believe that the expectations reflected in all of our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause the Company's actual results, events or financial positions to differ materially from those included within or implied by such forward-looking statements. Such factors include, but are not limited to, changes in business conditions, a decline or redirection of the U.S. Defense budget, significant delays or reductions in appropriations for our projects, the termination of any contracts with the U.S. Government, changes in our sales strategy and product development plans, changes in the marketplace, continued services of our executive management team, our limited marketing experience, competition between us and other companies seeking SBIR grants, competitive pricing pressures, market acceptance of our products under development, delays in the development of products, our ability to adequately integrate our new software offerings into our business model, statements of assumption underlying any of the foregoing, and other factors disclosed in our annual report on Form 10-K for the year ended December 31, 2015 and other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. Except as required by law, we undertake no obligation to disclose any revision to these forward-looking statements.

Mikros Systems At-a-Glance

Company Overview

- Publicly traded on OTCQB: MKRS
- 2015 Revenue: $7M ➢ 34% CAGR 2013-2015
- Department of Defense Qualified Small Business
- Provider of advanced maintenance and monitoring solutions for mission-critical systems for defense, commercial and industrial applications that minimize customers' system life-cycle costs



ADEPT®



ADSSS


Onshore
Prognostics
Framework

Prognostic & Diagnostic Software

Our Solutions

Mikros Systems Key Differentiators

1. Positioned for sole source DoD awards via Small Business Innovation Research (SBIR) program
2. IP-protected technology - Complementary software suite extends hardware revenue stream
3. Record-level, growing backlog enables multi-year growth strategy
4. Vertically integrated manufacturing capability
5. ISO 9001:2008 certified

Legacy of Performance

Customer Success

- 30+ awards under U.S. Navy SBIR contract since 2002
- Able to commercialize protected IP for industrial markets
- $48M, 5-year U.S. Navy IDIQ awarded September 2016
  - → Largest single production contract in company history
  - → $3M “down payment” in-hand and production is underway
- Trusted partner with Prime contract positions on AEGIS and LCS platforms

Financial Results


Revenue
$ Million
$8
$7
$6
$5
$4
$3
$2
$1
$0
$2.3
$3.1
$3.1
$2.4
$4.8
$5.3
$4.8
$3.1
$5.5
$7.4
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

3-year CAGR: 34.1%
10-year CAGR: 12.5%

Assuring System Readiness

ADEPT®
Adaptive **D**iagnostic **E**lectronic **P**ortable **T**estset



- Reactive system maintenance, troubleshooting and repair

ADSSS
ADEPT **D**istance **S**upport **S**ensor **S**uite



- Proactive maintenance solution in a cyber secure environment

Prognostics Framework



- Software framework integrates and analyzes

Diagnostic Profiler



- Fault detection and isolation for maintenance

Custom Manufacturin g


CERTIFIED
ISO
9001:2008
COMPANY

- Vertical integrated manufacturing
- Commercial manufacturing capability

Comprehensive solution suite to maintain and protect complex distributed systems

Key Contracts & Customers

Key Contracts & Milestones

- 2002: U.S. Navy SBIR for **ADEPT** development
  - → Generated $44M over 19 awards for production, logistics support and development of **ADEPT and ADSSS** (2002-2016)
- 2010: Opened Largo, FL manufacturing facility - vertically integrates **ADEPT** manufacturing
- 2015: Acquisition of VSE Corporation software and assets enabling **Prognostics Framework** and related **Diagnostic Profiler**
- 2016: $48M, 5-year IDIQ for production, logistics support and future development of **ADSSS**
  - → 2016: First commercial production order received

Customers & Strategic Partners

United States Navy

Lockheed Martin

Raytheon

SAAB Grintek Defence

Northrop Grumman

Harris

HP Indigo

Our Long-term Strategy

EXTEND

U.S. Navy Platform Deployments

- Extend ADEPT product line to additional combat systems
- Expand ADSSS to full LCS fleet, Coast Guard Security Cutter, DDG 1000, and AEGIS Class Ships



EXPAND

Adjacent U.S. Federal Markets

- Advance condition-based maintenance with other U.S. federal customers

DIVERSIFY

Commercial and Industrial Markets

- Engage comparable and complimentary commercial and industrial markets with complex distributed systems
- Initiate regional HVAC pilot program



Financial Overview

Financial History


Revenue
10-year average operating margin ex-2013 = ~5%
$ Million
$8
$7
$6
$5
$4
$3
$2
$1
$0
$2.3
$3.1
$3.1
$2.4
$4.8
$5.3
$4.8
$3.1
$5.5
$7.4
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

- 2013–2015 revenue CAGR 34% - significant ADEPT production under prior U.S. Navy contract
- Operating expenses focused on engineering support to advance product extension and diversification
- Vertical integration of ADEPT manufacturing shifted margin profile
- Consistently profitable with exception of government shutdown and sequestration in 2013

2016 Financial Evolution & Outlook

- Generated over $53M in potential funding and $6M in delivery orders in 2016
- Current backlog highest in company history – enables anticipated revenue trajectory in 2017
  - → 2016 expected to be a year of contract transition and strategic investment
- 2017+ operating margin benefits from increased production and software licensing
- Investing for profitable growth
  - → Business development, marketing, engineering resources
  - → R&D to support market diversification
- Healthy balance sheet with no debt supports growth strategy
  - → Q3'16: Recapitalized to eliminate all issued and outstanding preferred stock

Investment Highlights


Commitment to quality - ISO 9000:2008 certified
Healthy balance sheet
Solid cash generation
Diversifying revenue streams via adjacent markets
Growing backlog supports multi-year top-line expansion

Aligned for Profitable Growth ● Investing for Market Expansion

Thank You

For additional information please contact:

Trish Kapp, Vice President, Finance

Trish.Kapp@mikrossystems.com

609.987.1513